Filed pursuant to Rule 497(e)
Registration Nos. 333-227298; 811-23377
ADASINA SOCIAL JUSTICE ALL CAP GLOBAL ETF
(the “Fund”)

December 8, 2020

Supplement to the
Statement of Additional Information (“SAI”)
dated December 7, 2020

Effective only for December 8, 2020, the following paragraph supplements the “Purchase and Redemption of Shares in Creation Units – Procedures for Purchase of Creation Units” section on page 25 of the Fund’s SAI.
On December 8, 2020, orders to purchase Shares directly from the Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for orders to purchase Creation Units is 4:30 p.m. Eastern time, which time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units is received and accepted is referred to as the “Order Placement Date.”

Please retain this Supplement with your SAI for future reference.